THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

NORD RESOURCES CORPORATION

SUBSCRIPTION AGREEMENT
for
SPECIAL WARRANTS

THE SPECIAL WARRANTS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED
BY SUBSCRIBERS IN THE UNITED STATES OF AMERICA
BY SUBSCRIBERS IN CANADA, AND
BY SUBSCRIBERS IN OTHER OFF-SHORE JURISDICTIONS

INSTRUCTIONS

All Subscribers:

Complete and sign the Execution Page of the Subscription Agreement.

Canadian Subscribers only:

Canadian subscribers should also complete and sign schedule B attached to the Subscription Agreement and appendix A attached thereto (this schedule does not have to be completed and signed by U.S. subscribers ).

U.S. Subscribers only:

U.S. subscribers should also complete and sign schedule C attached to the Subscription Agreement.

_______________________________________

A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement must be delivered, by no later than 1:00 p.m. (Toronto time) on June 1, 2007, on behalf of the Agents, to Blackmont Capital Inc., BCE Place, P.O. Box 779, Suite 2800, 181 Bay Street, Toronto, Ontario, M5J 2T3, Attention: Michael Chow (Tel: 416-864-2106, Fax: 416-864-<>) or as otherwise directed by the Agents.

__________________________________________

CAUTION

NORD RESOURCES CORPORATION (THE “CORPORATION”) IS A CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE. THE CORPORATION FILES REPORTS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “1934 ACT”). HOWEVER, THE CORPORATION IS NOT A “REPORTING ISSUER” IN CANADA AS THAT TERM IS DEFINED UNDER APPLICABLE SECURITIES LAWS IN CANADA. OTHER THAN TRADING OF THE CORPORATION’S COMMON STOCK ON THE PINK SHEETS LLC, NO SECURITIES OF THE CORPORATION ARE LISTED ON ANY STOCK EXCHANGE OR QUOTED ON ANY QUOTATION OR TRADE REPORTING SYSTEM. THERE IS NO ASSURANCE THAT THE CORPORATION WILL BECOME A “REPORTING ISSUER” IN CANADA OR THAT THERE WILL EVER BE A MARKET FOR SECURITIES OF THE CORPORATION OTHER THAN THROUGH THE PINK SHEETS LLC. THE SECURITIES OF THE CORPORATION SUBSCRIBED FOR HEREUNDER AND THE SECURITIES OF THE CORPORATION ISSUABLE

THEREUNDER MAY BE SUBJECT TO INDEFINITE RESALE RESTRICTIONS UNDER APPLICABLE SECURITIES LAWS. INVESTORS ARE URGED TO CONSULT WITH THEIR PROFESSIONAL ADVISORS WITH RESPECT TO RESALE RESTRICTIONS APPLICABLE TO SECURITIES OF THE CORPORATION.

SUBSCRIPTION AGREEMENT FOR SPECIAL WARRANTS

TO:	Nord Resources Corporation
AND TO:	Blackmont Capital Inc. and Salman Partners Inc.
AND TO:	Blackmont Capital Corp.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of Special Warrants (as hereinafter defined) of Nord Resources Corporation (the “Corporation”) set forth below for the aggregate purchase price set forth below, representing a purchase price of$0.75 per Special Warrant, upon and subject to the terms and conditions set forth in the following pages of this subscription agreement (together with the attached Terms and Conditions of Subscription for Special Warrants and the schedules, collectively, referred to herein as the “Subscription Agreement” or the “Agreement”). In addition to this Execution Page, the Subscriber must also complete all applicable schedules which form part of this Subscription Agreement.

Number of Special Warrants:
(Name of Subscriber - please print)
By:
(Authorized Signature)	Aggregate Purchase Price:

(Official Capacity or Title - please print)
If the Subscriber is signing as agent for a principal
(Please print name of individual whose signature appears above if	(beneficial purchasers) and is not purchasing as a trust
different than the name of the subscriber printed above.)	company or a portfolio manager, or, in any case,
purchasing as trustee or agent for accounts fully
managed by it, complete the following and ensure that
(Subscriber’s Address)	schedule B or C, as applicable, is completed in respect of
such principal:

(Name of Principal)
(Telephone Number) (E-Mail Address)
(Principal’s Address)

	(Principal’s Telephone Number)	(Principal’s E-Mail Address)

Register the Special Warrants as set forth below:	Deliver the Special Warrants as set forth below:

(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

(Address)	(Contact Name)

(Address)

	(Telephone Number)	(E-Mail Address)

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties made by the Corporation to the Agents (as hereinafter defined) in the Agency Agreement (as hereinafter defined) are true and correct in all material respects as of the Closing Date (as hereinafter defined) (save and except as waived in whole or in part by the Agents) and that the Subscriber is entitled to rely thereon.

_______________________, 2007

NORD RESOURCES CORPORATION	Subscription No:

By: _____________________________________

Execution Page

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SPECIAL WARRANTS

1.	Definitions

In this Agreement, unless the context otherwise requires:

(i)	“1933 Act” means the United States Securities Act of 1933, as amended;

(ii)	“Agency Agreement” means the agency agreement to be dated on or before the Closing Date between the Corporation and the Agents;

(iii)	“Agents” means collectively Blackmont Capital Inc., Salmon Partners Inc. and the Placement Agent;

(iv)	“Agreement” or “Subscription Agreement” means this subscription agreement, including all schedules hereto, as the same may be amended, supplemented or restated from time to time;

(v)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver, British Columbia;

(vi)	“Compensation Shares” means the Common Shares issuable pursuant to the compensation options to be issued to the Agents in connection with the Closing of the offering of the Offered Securities;

(vii)	“Closing” means the closing of the purchase and sale of the Offered Securities;

(viii)	“Closing Date” means June 5,, 2007 or such other date as the Corporation and the Agents may mutually agree;

(ix)	“Common Shares” means the shares of common stock of the Corporation, par value U.S.$0.01 per share, as constituted on the date hereof;

(x)	“Corporation” means Nord Resources Corporation, a corporation incorporated under the laws of the State of Delaware and includes any successor corporation thereto;

(xi)	“Dollars” or “$” means lawful money of the United States of America;

(xii)	“Expiry Date” means 4:59 p.m. (Vancouver time) on the earliest to occur of:

A.	the date which is the third Business Day following the Qualification Date,

B.	the date that is four months and one day following the Reporting Issuer Date; and

C.	the date which is two years following the Closing Date;

(xiii)	“Final Prospectus” means the final prospectus of the Corporation which qualifies the distribution of the Special Warrant Shares, Warrants and the Warrant Shares in the Qualifying Jurisdictions;

(xiv)	“Liquidity Incentive” has the meaning ascribed to such term in section 2 hereof;

(xv)	“MRRS” means the mutual reliance review system established under National Policy 43-201;

(xvi)	“National Policy 43-201” means National Policy 43-201 – Mutual Reliance Review System for Prospectuses and Annual Information Forms;

(xvii)	“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administration;

(xviii)	“Offered Securities” means the up to 30,666,700 Special Warrants of the Corporation offered for sale by the Agents;

(xix)

“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(xx)	“Placement Agent” means Blackmont Capital Corp.;

(xxi)

“Preliminary Prospectus” means the preliminary prospectus of the Corporation which is to qualify the distribution of the Special Warrant Shares, Warrants and the Warrant Shares in the Qualifying Jurisdictions;

(xxii)

"Public Record" means the Corporation’s annual report on Form 10-KSB for the year ended December 31, 2006, the quarterly report filed on Form 10-QSB for the quarter ended March 31, 2007, and the current reports filed on Form 8-K since December 31, 2006.

(xxiii)	“Purchase Price” means $0.75 per Special Warrant;

(xxiv)	“Purchased Securities” means the Offered Securities purchased by the Subscriber pursuant to this Subscription Agreement;

(xxv)

“Qualification Date” means the date on which the British Columbia Securities Commission, or such other applicable securities commission of a Canadian province, as the principal regulator under National Policy 43-201 and the MRRS, issues a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus;

(xxvi)	“Qualification Deadline” means 5.00 p.m. (Vancouver time) on the first Business Day which is not less than 180 days after the Closing Date;

(xxvii)

“Qualifying Jurisdictions” means those provinces of Canada where Subscribers for Offered Securities are located and any other jurisdiction in Canada in which the Corporation is required to file the Final Prospectus pursuant to an agreement between the Corporation and the Agents, or otherwise;

(xxviii)	“Registerable Securities” means the Special Warrant Shares, the Warrant Shares and the Compensation Shares;

(xxix)	“Registration Statement” means the registration statement of the Corporation filed with the SEC, as amended and supplemented, in order to register the Registerable Securities;

(xxx)	“Regulation D” means Regulation D under the 1933 Act;

(xxxi)	“Regulation S” means Regulation S under the 1933 Act;

(xxxii)	“Reporting Issuer Date” means the date on which the Corporation becomes a reporting issuer in a jurisdiction of Canada;

(xxxiii)	“SEC” means the Securities and Exchange Commission of the United States;

(xxxiv)	“Securities Commission” means collectively the securities regulatory authorities of the Qualifying Jurisdictions;

(xxxv)

“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions;

(xxxvi)

“Special Warrant Trustee” means an institution to be appointed in such capacity under the Special Warrant Indenture, and its successors and permitted assigns; <>[NTD: American Stock Transfer Company is not willing to commit to act as Special Warrant Trustee until it and its counsel have had an opportunity to review the Special Warrant Indenture.]

(xxxvii)

“Special Warrant Indenture” means the special warrant indenture to be dated as of the Closing Date between the Corporation and the Special Warrant Trustee pursuant to which the Special Warrants will be issued;

(xxxviii)	“Special Warrant Shares” means the Common Shares issuable upon the exercise of the Special Warrants;

(xxxix)

“Special Warrants” means the special warrants of the Corporation, each special warrant entitling the holder to receive, without payment of any additional consideration, one Special Warrant Share and one-half of one Warrant, subject to adjustment in accordance with the provisions of the Special Warrant Indenture;

(xl)	“Subject Shares” means the Special Warrant Shares and Warrant Shares collectively;

(xli)	“Subscriber” or “you” means the Person purchasing the Purchased Securities and whose name appears on the Execution Page hereof;

(xlii)	“Underlying Securities” means the Special Warrant Shares and the Warrants issuable pursuant to the Special Warrants;

(xliii)	“United States” means the “United States” as that term is defined in Regulation S;

(xliv)

“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D; <>[NTD: Should this be limited to institutional accredited investors falling within Rule 501(a)(1), (2), (3) or (7)?]

(xlv)	“U.S. Person” means a “U.S. person” as that term is defined in Regulation S;

(xlvi)

“U.S. Subscriber” means (a) any Person purchasing the Offered Securities in the United States, (b) any U.S. Person, (c) any Person purchasing the Offered Securities on behalf of any Person in the United States or any U.S. Person, (d) any Person that receives or received an offer for the Offered Securities while in the United States, or (d) any Person that is in the United States at the time the buy order was made or the Subscription Agreement was executed;

(xlvii)	“Warrant Indenture” means the warrant indenture to be dated the Closing Date between the Corporation and <>, as warrant agent, pursuant to which the Warrants will be issued;

(xlviii)	“Warrant Shares” means the Common Shares issuable upon the exercise of the Warrants; and

(xlix)

“Warrants” means the warrants to purchase Common Shares of the Corporation, each whole Warrant entitling the holder thereof to acquire one Warrant Share at any time from the date of issue of the Warrants until 5:00 p.m. (Vancouver time) on the date which is 60 months after the Closing Date at an exercise price of $1.10, subject to adjustment in accordance with the provisions of the Warrant Indenture.

2.	The Offering

This Subscription Agreement confirms the Subscriber’s agreement to purchase from the Corporation, subject to the terms and conditions set forth herein, that number of Special Warrants, at the price of $0.75 per Special Warrant (the “Purchase Price”), set out beside your name on the Execution Page hereof (the “Purchased Securities”). The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) that the Purchased Securities form part of a larger sale of an aggregate of up to 30,666,700 Special Warrants (the “Offered Securities”) pursuant to the Agency Agreement which are being offered on a private placement basis to Persons resident in the Provinces of Canada as may be agreed among the Corporation and the Agents, to U.S. Subscribers, and in certain other jurisdictions outside of North America. A term sheet with respect to the offering of the Offered Securities is attached hereto as schedule A.

The Closing of the purchase and sale of the Offered Securities is subject to the subscription by Subscribers for an aggregate of 26,666,667 Special Warrants ($20,000,000). Each Subscriber must purchase a minimum of 66,667 Special Warrants ($50,000), or such other amount as may be determined at the sole discretion of the Agents.

Each Offered Security shall entitle the holder thereof to receive, without the payment of additional consideration, upon the exercise , one Special Warrant Share and one-half of one Warrant (subject to adjustment as provided in the Special Warrant Indenture), each Warrant being exercisable to acquire one Common Share at an exercise price of $1.10 for a period of 60 months after the Closing Date, subject to adjustment in accordance with the provisions of the Special Warrant Indenture, until 5:00 p.m. (Vancouver time) on the Expiry Date. Any Offered Securities not exercised prior to 5:00 p.m. (Vancouver time) on the Expiry Date shall be deemed to be exercised immediately prior to such time on the Expiry Date without any further action on the part of the holder.

The Corporation covenants and agrees use commercially reasonable best efforts to prepare and file the Preliminary Prospectus in the Qualifying Jurisdictions and the Registration Statement with the SEC, and to use its reasonable best efforts to promptly finalize and file the Final Prospectus and cause the Registration Statement to be declared effective by the SEC and, in the case of the Final Prospectus, obtain from the British Columbia Securities Commission, or such other applicable securities commission of a Canadian province, as principal regulator under National Policy 43-201 and the MRRS, a decision document evidencing that receipts were obtained from each of the Securities Commissions for the Final Prospectus. In the event that (i) a decision document evidencing that receipts were obtained from each of the Securities Commissions is not received from the British Columbia Securities Commission, or such other applicable securities commission of a Canadian province, for the Final Prospectus or the Corporation otherwise fails to become a reporting issuer in a jurisdiction of Canada, or (ii) the Registration Statement has not been declared effective by the SEC, in each case, on or prior to the Qualification Deadline, the Corporation will pay to the Subscriber a liquidity incentive (the “Liquidity Incentive”) equal to 1% of the aggregate Purchase Price paid by the Subscriber for the Purchased Securities (which amount is set forth on the Execution Page of this Agreement) multiplied by the number of months (pro-rated for partial months) commencing on the Qualification Deadline and expiring on the later of (i) the Qualification Date or the date the Corporation otherwise becomes a reporting issuer in a jurisdiction of Canada, and (ii) the date on which the Registration Statement is declared effective by the SEC.

Notwithstanding anything to the contrary contained herein (i) the total Liquidity Incentive payable to the Subscriber shall not exceed: (a) in any given month, 1% of the aggregate Purchase Price paid by the Subscriber for the Purchased Securities; or (b) an aggregate amount equal to 12% of the aggregate Purchase Price paid by the Subscriber for the Purchased Securities; the Liquidity Incentive shall be payable at the end of each month, and shall be subject to “gross up” to compensate for the impact of withholding taxes, if applicable, and (ii) to the extent that the registration by the Corporation of any or all of the Registerable Securities pursuant to the Registration Statement is prohibited (in this section, the “Non-Registered Securities”) as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 under the 1933 Act and the Corporation has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC, then the Liquidity Incentive described herein shall not be applicable to such Non-Registered Securities. The above-mentioned “gross up” amount, which may become payable to the Subscriber pursuant to this section 2, shall be returned to the Corporation to the extent of any tax credit or other form of refund or credit received by or credited to the Subscriber subsequent to the date of any such payment in connection with the Liquidity Incentive, provided that such tax credit or refund was directly connected to the payment representing such “gross up”.

If the Corporation does not obtain from the British Columbia Securities Commission, or such other applicable securities commission of a Canadian province, as principal regulator under National Policy 43-201 and the MRRS, a decision document evidencing that receipts were obtained from each of the Securities Commissions for the Final Prospectus, or the Registration Statement has not been declared effective by the SEC, the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares will be subject to resale restrictions pursuant to applicable Securities Laws. Subscribers are advised to consult their own legal advisors in this regard.

3.	Special Warrants

The Offered Securities will be created and issued pursuant to the Special Warrant Indenture.

The specific attributes of the Offered Securities will be set forth in the Special Warrant Indenture, which will provide, among other things, that the holders of Offered Securities shall be entitled to receive, without payment of any consideration in addition to the purchase price therefor, one Special Warrant Share and one-half of one Warrant for each Special Warrant held, subject to adjustment as provided in the Special Warrant Indenture.

No fractional Warrants or Special Warrant Shares are issuable pursuant to the exercise of the Special Warrants. If a holder of an Offered Security would otherwise be entitled to a fractional Warrant or Special Warrant Share pursuant to the exercise of the Special Warrants, the number of Warrants or Special Warrant Shares to be issued shall be rounded down to the next whole number (and the holder of such Special Warrants shall not be entitled to any compensation in respect of such fraction).

The foregoing description of the Offered Securities is a summary only and is subject to the detailed provisions of the Special Warrant Indenture pursuant to which the Offered Securities will be issued. In the event of any inconsistency between the provisions hereof and the provisions of the Special Warrant Indenture, the provisions of the Special Warrant Indenture shall prevail and take precedence.

4.	Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are enclosed herewith which you are requested to complete, sign as indicated and return together with an executed copy of this Agreement (see “Execution Page”) as soon as possible and in any event no later than 1:00 p.m. (Toronto time) on the date that is two Business Days prior to the Closing Date:

(a)

if you are, or if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of a province of Canada, schedule B, being the Certificate for Canadian Subscribers; and

(b)	if you are or, if applicable, the beneficial person for whom you are contracting hereunder is, a U.S. Subscriber, schedule C, being the Certificate for U.S. Accredited Investors.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the conditions that:

(a)

you execute and return all documents required by applicable Securities Laws for delivery on your behalf, including the forms set out in schedules B and C attached hereto, as applicable, to Blackmont Capital Inc., on behalf of the Agents, as the sale of the Purchased Securities by the Corporation to you will not be qualified by a prospectus or registration statement;

(b)

the representations and warranties made by you herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(c)	all covenants, agreements and conditions contained in this Agreement to be performed by you on or prior to the Closing Date shall have been performed or complied with; and

(d)	all necessary regulatory approvals being obtained prior to the Closing Date.

By returning this Agreement you consent to the filing by the Corporation of all documents required by applicable Securities Laws.

If you are not subscribing for the Purchased Securities for your own account and you are not a portfolio manager purchasing as agent for accounts which are fully managed by you, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for its own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by applicable Securities Laws with respect to the Purchased Securities being acquired by each such purchaser as principal. If you are signing as agent or pursuant to a power of attorney for the Subscriber, you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all applicable Securities Laws concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

You acknowledge that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion. If this subscription is rejected, in whole or in part, you acknowledge that the unused portion of the aggregate Purchase Price will be returned to you without interest.

5.	The Closing

The Closing will be completed at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia V6E 4N7 [at 8:00 a.m.], Vancouver time, or such other time as the Corporation and Blackmont Capital Inc., on behalf of the Agents, may agree on the Closing Date. If, at the Closing, the terms and conditions contained in the Agency Agreement have been complied with to the satisfaction of the Agents or waived by the Agents, the Agents will deliver to the Corporation the aggregate gross subscription proceeds and all completed subscription agreements, including this Agreement, against delivery by the Corporation of certificates representing the Offered Securities and such other documentation as may be reasonably requested by the Agents.

A certificate representing the Purchased Securities will be available for delivery to you at Closing against payment to the Agent through which you subscribed for the Purchased Securities of the aggregate amount of the Purchase Price for the Purchased Securities in freely transferable United States funds. Such payment is to be made no later than 1:00 p.m. (Toronto time) on the date that is two Business Days prior to the Closing Date by bank draft, certified cheque or other form of immediately available funds payable in favour of the Agent through which you subscribed for the Purchased Securities or such other Person as such Agent shall advise you. You hereby irrevocably appoint any one of the Agents to act as your agent for the purpose of acting as your representative at the Closing and hereby appoint any one of the Agents, with full power of substitution, as your true and lawful attorney in your place or stead to execute in your name and on your behalf all closing receipts and documents required, to complete or correct any errors or omissions in any form or document provided by you, including this Subscription Agreement, to approve any opinion, certificate or other document addressed to you, to waive, in whole or in part, any representation, warranty, covenant or condition for your benefit and contained in the Agency Agreement or in this Agreement, to exercise any right of termination contained in the Agency Agreement, to terminate or not deliver this Agreement if any condition is not satisfied, in such manner and on such terms and conditions as any one of the Agents in the sole discretion thereof may determine and to accept delivery of the certificate representing the Purchased Securities on the Closing Date.

6.	Prospectus Exemptions

The sale of the Purchased Securities by the Corporation to you is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or registration statement, and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the offer and sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement, or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)

you, or the beneficial purchasers for whom you are contracting hereunder, have been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares imposed by the Securities Laws of the jurisdiction in which you reside or to which you are subject, that a suitable legend or legends will be placed on the certificates representing the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares to reflect the applicable restricted period and hold period to which the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares are subject;

(b)

the Corporation is not currently a reporting issuer in Canada under applicable Securities Laws in Canada and, unless the Corporation receives a receipt for the Final Prospectus or otherwise becomes a reporting issuer under applicable Securities Laws of the Qualifying Jurisdictions, the restricted or hold period under the applicable Securities Laws in Canada applicable to the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares, will neither commence to run nor ever expire and that you may not be able to resell under the applicable Securities Laws in Canada the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares, except in accordance with limited exemptions available under the applicable Securities Laws in Canada;

(c)

you, or any beneficial purchaser for whom you are contracting hereunder, have not received or been provided with a prospectus, registration statement, offering memorandum (within the meaning of the Securities Laws of the Qualifying Jurisdictions) or similar document and that your decision, or the decision of any beneficial purchaser for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any of the Agents (other than those contained in this Agreement, the Special Warrant Indenture and the Agency Agreement, in each case which will survive the Closing) and that your decision, or the decision of any beneficial purchaser for whom you are contracting hereunder, is based entirely upon such documents and publicly available information concerning the Corporation and, the sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, radio, television or telecommunications, including electronic display and the Internet;

(d)	as a consequence of the sale being exempt from the prospectus requirements of the Securities Laws of the Qualifying Jurisdictions:

(i)

certain protections, rights and remedies provided by the Securities Laws of the Qualifying Jurisdictions, including statutory rights of rescission or damages, will not be available to you, or any beneficial purchaser for whom you are contracting hereunder,

(ii)

you, or any beneficial purchaser for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws of the Qualifying Jurisdictions, and

	(iii)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws of the Qualifying Jurisdictions; and

(e)	no Person has made any written or oral representation:

	(i)	that any Person will resell or repurchase the Purchased Securities,

	(ii)	that any Person will refund the Purchase Price (other than pursuant to the terms of the Special Warrants),

	(iii)	as to the future price or value of the Special Warrants, the Special Warrant Shares, the Warrants or the Warrant Shares; or

(iv)

that the Special Warrants, the Special Warrant Shares, the Warrants or the Warrant Shares will be listed or otherwise qualified for trading on any stock exchange or any quotation or stock reporting system.

You and any others for whom you are contracting hereunder further acknowledge and agree that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information or other information relating to the Corporation or as to whether all information concerning the Corporation required to be disclosed by it has been generally disclosed.

By your acceptance of this Agreement, you and any others for whom you are contracting hereunder represent, warrant, covenant, agree and acknowledge, as applicable, to and with the Agents and to and with the Corporation (which representations, warranties, covenants, agreements and acknowledgements shall survive the Closing) that:

A.	General:

(a)

You are and any beneficial purchaser for whom you are contracting hereunder is resident in the jurisdiction set out under the heading “address” above your signature set forth on the Execution Page of this Agreement.

(b)

If you are an individual, you have attained the age of majority in the jurisdiction in which you are subscribing and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

(c)

If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Agreement, and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

	(d)	None of the funds being used to purchase the Purchased Securities are to your knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities.

	(e)	You are and any beneficial purchaser for whom you are contracting hereunder is at arm’s- length, within the meaning of the Securities Laws of British Columbia, with the Corporation.

	(f)	You are not and any beneficial purchaser for whom you are contracting hereunder is not a “promoter” of the Corporation within the meaning of the Securities Laws of British Columbia.

(g)

You are not, with respect to the Corporation or any of its affiliates, a “control person” as defined under the Securities Laws of British Columbia and the purchase of the Purchased Securities hereunder and the exercise or deemed exercise of the Special Warrants will not result in you becoming a control person.

(h)

If required by applicable Securities Laws or the Corporation, you will execute, deliver and file, or assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Purchased Securities as may be required by any securities commission, stock exchange or other regulatory authority.

(i)

Other than the Agents, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, you covenant to indemnify and hold harmless the Corporation and the Agents with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(j)	Legal counsel retained by the Corporation and legal counsel retained by the Agents are acting as counsel to the Corporation and the Agents, respectively, and not as counsel to you.

(k)

If you are, or any beneficial purchaser for whom you are contracting hereunder is, a resident of or otherwise subject to the Securities Laws of a province or territory of Canada and cannot otherwise satisfy any of the requirements set forth in 6.B, you are, or any beneficial purchaser for whom you are contracting hereunder is, acquiring the Purchased Securities pursuant to and in compliance with an exemption from the prospectus or registration requirements or any substantial similar requirement of the Securities Laws of the jurisdiction of residence and will provide the Corporation and the Agents, on request, whether before or after the Closing Date, with evidence of such compliance.

(l)

If you are, or any beneficial purchaser for whom you are contracting hereunder is, a resident, or otherwise subject to the Securities Laws, of a jurisdiction other than a jurisdiction in Canada or of the United States, you and any beneficial purchaser for whom you are contracting hereunder (i) have knowledge of or have been independently advised as to and will comply with the requirements of the Securities Laws of the jurisdiction of your residence or to which you are otherwise subject, or the jurisdiction of residence of any beneficial purchaser for whom you are contracting hereunder or to which such beneficial purchaser is otherwise subject, as the case may be, (ii) confirm that the requirements of the Securities Laws of the jurisdiction of your residence or to which you are otherwise subject, the jurisdiction of residence of any beneficial purchaser for whom you are contracting hereunder or to which such beneficial purchaser is otherwise subject, as the case may be, does not (A) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind or nature whatsoever, (B) except as contemplated herein, require the Corporation to prepare and file a prospectus, registration statement or similar document or (C) impose any additional registration or other requirements on the Agents, and (iii) will provide such evidence of compliance with all such matters as the Corporation or the Agents may request.

(m)

You are and any beneficial purchaser for whom you are contracting hereunder is capable of assessing the proposed investment in the Purchased Securities as a result of your financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof and you are or any beneficial purchaser for whom you are contracting hereunder is, as the case may be, able to bear the economic loss of the investment in the Purchased Securities.

(n)

You acknowledge that the financial statements of the Corporation have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada, and thus may not be comparable to financial statements of Canadian companies.

(o)

You acknowledge that there may be material tax consequences to you of an acquisition, holding or disposition of the Special Warrants, the Underlying Securities or the Warrant Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to you under United States, Canadian, state, provincial, local or foreign tax law of your acquisition, holding, disposition or exercise of such securities, and you acknowledge that you are solely responsible for determining the tax consequences of your investment.

(p)	Unless you have made the representations set forth below in subsection 6.C hereof (United States) and have completed schedule C attached hereto:

	(i)	you are not a Person in the United States or a U.S. Person and you are not acquiring the Purchased Securities for the account or benefit of any Person in the United States or U.S. Person;

	(ii)	you were not offered the Offered Securities in the United States; and

	(iii)	at the time the buy order for the Purchased Securities was originated, you were outside the United States and this Agreement was not executed or delivered in the United States.

(q)	If you are not a U.S. Subscriber:

(i)

you acknowledge that the Offered Securities, the Underlying Securities and the Warrant Shares have not been registered under the 1933 Act and may not be offered or sold in the United States or to a U.S. Person unless such securities are sold (A) in accordance with the provisions of Regulation S, (B) pursuant to registration under the 1933 Act and all applicable state securities laws, or (C) pursuant to an exemption from the registration requirements of the 1933 Act, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act;

(ii)

you acknowledge and agree that the Underlying Securities and the Warrant Shares will, upon issuance, be “restricted securities” within the meaning of Rule 144(a)(3) of the 1933 Act and will remain as “restricted securities” notwithstanding any resale unless the sale is completed pursuant to an effective registration statement under the 1933 Act;

(iii)

you understand that the Corporation is the seller of the Offered Securities, the Underlying Securities and the Warrant Shares and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, you agree that you will not, during a one-year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Offered Securities, the Underlying Securities or the Warrant Shares other than to or for the account or benefit of a non-U.S. Person;

(iv)

you acknowledge and understand that in the event the Offered Securities, the Underlying Securities or the Warrant Shares are offered, sold or otherwise transferred by you to or for the account or benefit of a non-U.S. Person, unless pursuant to an effective registration statement under the 1933 Act, prior to the expiration of a one-year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act; and

(v)

you will not offer, sell or otherwise dispose of the Offered Securities, the Underlying Securities or the Warrant Shares in the United States or to a U.S. Person unless (A) the Corporation has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the 1933 Act and the securities laws of all applicable states of the United States, or (B) the SEC has declared effective a registration statement in respect of such securities. In the case of (A), the Corporation may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Corporation confirming that the sale is not subject to the registration requirement of the 1933 Act.

(r)

If the Corporation obtains approval for the listing of the Common Shares on a Canadian stock exchange prior to the effectiveness of the Registration Statement, there can be no assurance that such securities will be tradable on such Canadian stock exchange, even on a restricted basis, as delivery of certificates representing such securities imprinted with a restrictive legend in compliance with United States Securities Laws may not constitute “good delivery” in settlement of transactions on a Canadian stock exchange. Further, no Canadian broker- dealer would be permitted, under the 1933 Act, to execute a transaction in those securities on a Canadian stock exchange if that member knows that the purchaser is in the United States or a U.S. Person or is acting for the account or benefit of a U.S. Person. In addition, the Canadian broker-dealer must make reasonable efforts to ascertain whether a purchaser is in the United States or is a U.S. Person or is acting for the account or benefit of a U.S. Person and implement measures designed to assure reasonable compliance with this requirement.

(s)

You and any beneficial purchaser for whom you are contracting hereunder acknowledge that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit of the investment in the Offered Securities, the Subject Shares or the Warrants nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Offered Securities, the Subject Shares or the Warrants.

(t)

The Subscriber has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of the Securities Laws, and the Subscriber’s decision to subscribe for the Special Warrants was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation or the Agents. The Subscriber has had access to and has reviewed, to the extent it deems necessary, the Public Record and the Subscriber’s decision to subscribe for the Special Warrants was based solely upon this Subscription Agreement, the Term Sheet attached hereto as Schedule "A" and the Public Record (any such information having been obtained by the Subscriber without independent investigation or verification by the Agents). The Subscriber is not relying upon the Agents to conduct any due diligence investigation on its behalf concerning the business, financial position, condition or prospects of the Corporation and agrees that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the Public Record or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been publicly disclosed

(u)

This Agreement has been duly executed and delivered by you and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting as agent for a beneficial purchaser, will constitute a legal, valid and binding obligation of such beneficial purchaser in accordance with the terms hereof.

(v)

If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that either or both the Corporation and the Agents may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(w)

The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(x)

You represent and warrant to the Corporation that the funds representing the Purchase Price in respect of the Purchased Securities which will be advanced by you to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and you acknowledge that the Corporation may in the future be required by law to disclose your name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of your knowledge (a) none of the subscription funds provided by you (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you, and (b) you will promptly notify the Corporation if you discover that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(y)

If you are, or the beneficial purchaser for whom you are contracting hereunder is, a resident of the Province of Ontario, you authorize the indirect collection of personal information (as defined in the Securities Laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

	(i)	that the Corporation will be delivering such personal information to the Ontario Securities Commission;

	(ii)	that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the Securities Laws of the Province of Ontario;

	(iii)	that such personal information is being collected for the purpose of the administration and enforcement of the Securities Laws of the Province of Ontario; and

(iv)

that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission's indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario M5H 3S8
Telephone: 416-593-8086

(z)

You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Corporation and the Agents are collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Agreement. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Corporation and the Agents retaining such personal information for as long as permitted or required by law or business practices. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Corporation or the Agents may be required by the Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Dealers Association of Canada to provide regulatory authorities with any personal information provided by you in this Agreement. You represent and warrant that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder. In addition to the foregoing, you agree and acknowledge that the Corporation or the Agents, as the case may be, may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)

for internal use with respect to managing the relationships between and contractual obligations of the Corporation, the Agents and you or any beneficial purchaser for whom you are contracting hereunder;

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)

disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

(iv)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Corporation or the Agents in connection with the performance of their professional services;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii)	by including it in closing books relating to the offering contemplated hereby;

(viii)	disclosure to a court determining the rights of the parties under this Agreement; or

(ix)	for use and disclosure as otherwise required or permitted by law.

The contact information for the officer of the Corporation who can answer questions about the collection of information by the Corporation is as follows:

Name and Title:	John Perry,
President and Chief Executive Officer
Issuer Name:	Nord Resources Corporation
Address:	Suite 203, 1 Wetmore Road
Tucson, Arizona 85705
Phone No.:	(520) 292-0266
Fax No.:	(520) 292-0268
e-mail:	jperry@nordresources.com

(aa)

The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the time of Closing and will survive the completion of the issue of the Special Warrants. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and the Agents and their respective counsel in determining the eligibility of a Subscriber for Special Warrants and the Subscriber agrees to indemnify and hold harmless the Corporation and the Agents and their respective affiliates, shareholders, directors, officers, partners, employees, advisors and agents, from and against all losses, claims, costs, expenses and damages or liabilities whatsoever which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at Nord Resources Corporation, Suite 203, 1 Wetmore Road, Tucson, Arizona 85705, Attention: John Perry (Fax Number: (520) 292- 0268) and the Agents c/o Blackmont Capital Inc., BCE Place, P.O. Box 779, Suite 2800, 181 Bay Street, Toronto, Ontario, M5J 2T3, Attention: Chad Williams (Fax Number: 416-864- 9024), of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the time of the Closing.

B.

Canadian Subscribers and Residents of a Foreign Jurisdiction other than the United States: If you are resident in, or are otherwise subject to the Securities Laws of a province of Canada, then you are an Accredited Investor and:

	(a)	you are either purchasing the Purchased Securities:

(i)

as principal and not for the benefit of any other Person, or you are deemed under NI 45-106 to be purchasing the Purchased Securities as principal and you are an “accredited investor” within the meaning of NI 45-106; or

(ii)

as agent for a beneficial purchaser disclosed on the Execution Page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, or is deemed under NI 45-106 to be purchasing the Purchased Securities as principal and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

(b)

if you are, or the beneficial purchaser for whom you are contracting hereunder is, as the case may be, a Person, other than an individual or investment fund, that has net assets of at least $5,000,000, you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

	(c)	you have concurrently executed and delivered a certificate in the form attached as schedule B hereto and has completed Appendix A thereto.

C.	United States: If you are a U.S. Subscriber, then:

(a)

You understand and acknowledge that the Special Warrants, the Underlying Securities and the Warrant Shares have not been registered under the 1933 Act or any state securities laws and that the sale contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly the Special Warrants are , and the Underlying Securities and Warrant Shares, upon issuance.will be, “restricted securities” within the meaning Rule 144(a)(3) of the 1933 Act.

	(b)	You have had access to such information, if any, concerning the Corporation as you considered necessary in connection with your investment decision to invest in the Special

Warrants and Underlying Securities, including receiving satisfactory answers to any questions you have asked any of the officers of the Corporation.

(c)

You have no contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge to such Person, or anyone else, the Special Warrants or the Underlying Securities, or any part thereof, or any interest therein, and you have no present plans to enter into any such contract, undertaking, agreement or arrangement.

(d)	You consent to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth herein.

(e)

You acknowledge that the Corporation has not filed a registration statement under the 1933 Act in respect of the Special Warrants, Underlying Securities or Warrant Shares and, accordingly, you acknowledge that there are substantial restrictions on the transferability of, and that it may not be possible to liquidate your investment readily in, the Special Warrants, Underlying Securities or Warrant Shares, and you have not been supplied with any of the information that would be found in a registration statement if the Special Warrants, Underlying Securities or Warrant Shares were registered under the 1933 Act.

(f)

You acknowledge that the Corporation has not yet filed a registration statement under the 1933 Act in respect of the Registerable Securities, and you have not been supplied with any of the information that would be found in a registration statement if the Registerable Securities were registered under the 1933 Act and, if the Registration Statement does not become effective, you acknowledge that there will be substantial restrictions on the transferability of, and that it may not be possible to liquidate your investment readily in, the Registerable Securities.

(g)

You are a U.S. Accredited Investor and acknowledge that you are acquiring the Special Warrants as an investment for your own account or for the account of a U.S. Accredited Investor as to which you exercise sole investment discretion and not with a view to any resale, distribution or other disposition of the Special Warrants, the Underlying Securities or the Warrant Shares in violation of the federal or state securities laws of the United States and you have concurrently executed and delivered a certificate in the form attached as schedule C hereto.

(h)

You understand and agree that there may be material tax consequences to you of an acquisition, holding or disposition of the Special Warrants, the Underlying Securities or the Warrant Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to you under United States, state, local or foreign tax law of your acquisition, holding, disposition or exercise of such securities, and you acknowledge that you are solely responsible for determining the tax consequences of your investment.

(i)

The Subscriber understands that the Special Warrants and the Warrants may not be sold or transferred in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the 1933 Act and applicable state securities laws;

(j)

The Subscriber understands that if it decides to offer, sell, pledge or otherwise transfer the Special Warrants and the Warrants and, prior to the Registration Statement becoming effective, the Special Warrant Shares and the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) in compliance with Rule 904 under Regulation S, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable local laws and regulations, or (D) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state securities laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect; and

(k)

You have not purchased the Special Warrants as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

7.	Legends

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing the Purchased Securities and, if the distribution of the Special Warrant Shares, the Warrants and the Warrant Shares is not qualified by the Final Prospectus, the certificate representing the Special Warrant Shares, the Warrants and, if applicable, the Warrant Shares, will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) [the Closing Date will be inserted], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

provided that subsequent to the date that is four months and one day after the later of (i) the Closing Date, and (ii) the date the Corporation becomes a reporting issuer in any province or territory (unless the Corporation becomes a reporting issuer by filing a prospectus in the Province of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec or Nova Scotia, in which case the requirement relating to reporting issuer status set out in this item (ii) will not apply), the certificate representing the Purchased Securities or, if applicable, the certificates representing the Special Warrant Shares, the Warrants or the Warrant Shares, may be exchanged for a certificate not bearing this legend.

The certificates representing the Special Warrant Shares, the Warrants and the Warrant Shares will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT.”

In addition, Warrants shall bear a legend substantially in the following form:

“THIS WARRANT [AND IF THE REGISTRATION STATEMENT HAS NOT BECOME EFFECTIVE AT THE TIME OF ISSUANCE OF THE WARRANTS, ADD THE FOLLOWING: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE

SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

8.	Representations and Warranties of the Corporation

The Corporation hereby agrees with the Subscriber that the representations and warranties made by the Corporation to the Agents in the Agency Agreement shall be true and correct in all material respects as of the Closing Date (save and except as waived by the Agents). The Subscriber shall be entitled to rely on the representations, warranties and covenants made by the Corporation to the Agents in the Agency Agreement to the extent that they have not been varied, amended, altered or waived, in whole or in part, by the Agents and shall survive the Closing and shall continue in full force and effect for the benefit of the Subscriber in accordance with the terms of the Agency Agreement. The representations, warranties and covenants made by the Corporation to the Agents in the Agency Agreement are hereby incorporated by reference such that they form an integral part of this Agreement.

9.	Covenants of the Corporation

The Corporation hereby covenants and agrees with the Subscriber as follows:

(a)

Prospectus: The Corporation covenants and agrees to use its commercially reasonable best efforts to: (i) file the Preliminary Prospectus qualifying the issuance and distribution of the Special Warrant Shares, the Warrants and the Warrant Shares in each of the Qualifying Jurisdictions; (ii) file the Registration Statement registering the Registerable Securities (iii) resolve all comments received or deficiencies raised by the various securities regulatory authorities in the Qualifying Jurisdictions and by the SEC, as applicable, expeditiously; (iv) file and obtain a final receipt for the Final Prospectus in each Qualifying Jurisdiction qualifying the issuance and distribution of the Special Warrant Shares, the Warrants and the Warrant Shares as soon as practicable, acting reasonably, after such regulatory comments and deficiencies have been resolved, and in no event later than the Qualification Deadline; and (v) file and cause to be declared effective the Registration Statement registering the Registerable Securities as soon as practicable, acting reasonably, after such regulatory comments and deficiencies have been resolved, and in no event later than the Qualification Deadline.

(b)

Corporate Status: For a period of a least 18 months after the Closing Date, the Corporation shall remain a corporation validly subsisting under the laws of its jurisdiction of incorporation, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction.

(c)

Securities Filings: Forthwith after the Closing the Corporation shall file such forms and documents as may be required under the Securities Laws of the provinces of Canada and the United States and any state thereof relating to the offering of the Purchased Securities which, without limiting the generality of the foregoing, shall include (i) a Form 45-106-F1 as prescribed by NI 45-106, and (ii) a Form D as prescribed under the 1933 Act and any filings required under applicable state laws.

(d)	Performance of Acts: The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Agreement.

(e)

Use of Proceeds Amount: The Corporation shall apply the proceeds of the Offered Securities for repayment of debt (including related party debt of approximately $2,950,000), general corporate purposes, and, together with proceeds from an expected project financing loan, to develop the Corporation’s Johnson Camp SX-EW copper project.

10.	Fee to Agents

(a)

Fee: You acknowledge that the Agents are offering the Offered Securities on a private placement basis and, in connection therewith, the Corporation and the Agents (other than the Placement Agent) will, as of the Closing Date, have entered into the Agency Agreement pursuant to which the Agents (other than the Placement Agent) will receive a cash fee and compensation options. No other fee or commission is payable by the Corporation in connection with the sale of the Offered Securities.

(b)

Acknowledgement: The Subscriber acknowledges that the Agents have been appointed by the Corporation to act as agent of the Corporation to offer the Offered Securities on a private placement basis and acknowledges that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information regarding the Corporation, that the Agents have not engaged in or conducted an independent investigation with respect to the Corporation and that the Agents and the representatives and agents thereof are not liable for any information given or statement made to the Subscriber by the Corporation in connection with the Corporation or the transaction contemplated by this Agreement and the Subscriber hereby releases the Agents and the representatives and agents thereof from any claim that may arise in respect of this Agreement or the transaction contemplated hereby.

11.	Contractual Right of Action for Rescission

(a)

If a holder of Offered Securities who acquires Underlying Securities pursuant to the Final Prospectus is or becomes entitled under the Securities Act (Ontario) or the Securities Laws of the jurisdiction of residence of the holder thereof to the remedy of rescission by reason of the Final Prospectus or any amendment thereto containing a misrepresentation (as such term is defined in subsection 1(1) of the Securities Act (Ontario) or other applicable Securities Laws), such holder shall be entitled to rescission not only of the issuance of Underlying Securities pursuant to the Special Warrants but also of the private placement transaction pursuant to which the Special Warrants were initially acquired by such holder, and shall be entitled in connection with such rescission to a full refund from the Corporation of all consideration paid for the acquisition of the Special Warrants. If such holder is a permitted assignee of the interest of the original Subscriber for Offered Securities, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original Subscriber. The foregoing is in addition to any other right or remedy available to a holder of Offered Securities under section 130 of the Securities Act (Ontario), or the equivalent provision of any other applicable Securities Laws or otherwise at law, but is subject to subsections 11(b) and 11(c) below.

(b)

The foregoing contractual right of action for rescission shall be subject to the defences, limitations and other circumstances described in section 130 of the Securities Act (Ontario) and the equivalent provision of any other applicable Securities Laws, each of which is incorporated herein by reference, mutatis mutandis.

(c) No action shall be commenced to enforce the foregoing right of action for rescission more than 180 days after the date of the original issuance of the Special Warrants.

(d)

The Subscriber expressly waives and releases the Corporation and the Agents from all rights of withdrawal to which the Subscriber might otherwise be entitled pursuant to subsection 71(2) of the Securities Act (Ontario) or the equivalent provision of the Securities Laws of the jurisdiction of residence of the Subscriber.

12.	Expenses

(a) You acknowledge and agree that all costs incurred by you (including any fees and disbursements and any special counsel retained by you) relating to the issue and sale of the

Special Warrants and the issuance of the Underlying Securities and, if applicable, the Warrant Shares to you shall be borne by you.

13.	General

(a)

Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “this Subscription Agreement”, “hereof”, “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

	(b)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)

Severability: If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)

Notices: All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

	(e)	Notices to the Corporation shall be addressed to:

Nord Resources Corporation
Suite 203, 1 West Wetmore Road
Tucson, Arizona 85705
U.S.A.

Attention: John Perry, President and Chief Executive Officer
Telecopier: (520) 292-0268

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the Execution Page hereof.

Either the Corporation or the Subscriber may change the address for service thereof aforesaid by notice in writing to the other party hereto specifying the new address for service hereunder.

(f)

Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(g)	Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(h)

Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(i)	Time of Essence: Time is of the essence of this Agreement.

(j)	Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(k)

Survival: Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by the Subscriber or the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(l)

Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia.

(m)

Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

(n)

Facsimile Copies: The Corporation and the Agents shall be entitled to rely on a facsimile copy of an executed subscription agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities. You hereby authorize the Agent through which you subscribed for the Purchased Securities to deliver a copy of this Agreement on your behalf to the Corporation.

Schedule A
TERM SHEET
NORD RESOURCES CORPORATION
PRIVATE PLACEMENT OF SPECIAL WARRANTS

[NTD: Final term sheet to be dropped in]

Schedule B

CERTIFICATE FOR CANADIAN SUBSCRIBERS

TO:	NORD RESOURCES CORPORATION
AND TO:	BLACKMONT CAPITAL INC.
AND TO:	SALMON PARTNERS INC.

In connection with the purchase of special warrants (the “Purchased Securities”) of Nord Resources Corporation (the “Corporation”), the undersigned hereby represents, warrants and certifies that:

(a)

the Subscriber (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser, such beneficial purchaser being referred to herein as the “Subscriber”) is resident in a province of Canada or a jurisdiction other than the United States or is subject to the securities laws of a province of Canada;

(b)

the Subscriber is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators (“NI 45- 106”) to be purchasing the Purchased Securities as principal; and

(c)

the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in appendix “A” to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX A ATTACHED TO THIS CERTIFICATE);

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________________, 2007.

Print name of Subscriber (or person signing as agent)
By:
Signature

Title

(please print name of individual whose signature
appears above, if different from name of Subscriber or
agent printed above)

Appendix A to Schedule B

NOTE: THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in NI 45-106) means:

_____	(a)	a Canadian financial institution or an authorized foreign bank named in Schedule III of the Bank Act (Canada),

_____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

_____	(c)

a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_____	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

_____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

_____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

_____	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

_____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

_____	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

_____	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

_____	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

_____	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or

2

		(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

_____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

_____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

_____	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,

_____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

_____	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

_____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

		(i)	an accredited investor, or

		(ii)	an exempt purchaser in British Columbia or Alberta.

For the purposes hereof:

(a)	“Canadian financial institution” means

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the

Cooperative Credit Associations Act (Canada), or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

3

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Subscriber and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

	(iv)	performing a policy-making function in respect of the issuer;

(e)	“financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(i)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

4

	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(j)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets.

(k)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

1.	An issuer is considered to be an affiliate of another issuer if one of them is the subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if

(a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

	(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

	(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars

Schedule C

CERTIFICATE FOR U.S. ACCREDITED INVESTORS

TO:	NORD RESOURCES CORPORATION
AND TO:	BLACKMONT CAPITAL INC.
AND TO:	SALMON PARTNERS INC.
AND TO:	BLACKMONT CAPITAL CORP.

CERTIFICATE

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of special warrants (the “Purchased Securities”) of Nord Resources Corporation (the “Corporation”), the Subscriber hereby represents, warrants, covenants and certifies that the undersigned (or any beneficial purchaser on whose behalf it is acting) is a U.S. Subscriber (as such term is defined in the Subscription Agreement to which this Certificate is attached) and satisfies one or more of the categories indicated below (please initial the appropriate line below): <>[NTD: Should this be restricted to institutional accredited investors?]

_____	501(a)(1)

a bank as defined in Section 3(a)(2) of the United States Securities Act of 1933 (the “1933 Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the 1933 Act; any investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self- directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;

_____	501(a)(2)	any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____	501(a)(3)

an organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Offered Securities, with total assets in excess of US$5,000,000;

_____	501(a)(4)	a director or executive officer of the Corporation;

_____	501(a)(5)	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds US$1,000,000;

_____	501(a)(6)

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of

2

reaching the same income level in the current year;

_____	501(a)(7)	a trust that (a) has total assets in excess of US$5,000,000, (b) was not formed for the specific purpose of acquiring the Offered Securities, and (c) is directed in its purchase of securities by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

_____	501(a)(8)	an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Dated: ___________________________, 2007.

Print name of Subscriber

By:
Signature

Title

(please print name of individual whose signature
appears above, if different from name of Subscriber
printed above